Exhibit 10.1

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

and

STATE OF NORTH CAROLINA

COMMISSIONER OF BANKS

RALEIGH, NORTH CAROLINA

)
In the Matter of	)	STIPULATION TO THE ISSUANCE
	)	OF A CONSENT ORDER
ALLIANCE BANK & TRUST COMPANY	)
GASTONIA, NORTH CAROLINA	)
	)	FDIC-11-570b
(INSURED STATE NONMEMBER BANK))
)

Subject to the acceptance of this STIPULATION TO THE ISSUANCE OF A CONSENT ORDER (“STIPULATION”) by the Federal Deposit Insurance Corporation (“FDIC”), it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC, a representative of the North Carolina Commissioner of Banks (the “Commissioner”) and Alliance Bank & Trust Company, Gastonia, North Carolina, (“Bank”), through its Board of Directors, as follows:

1. The Bank has been advised of its right to receive a written Notice of Charges and of Hearing (“Notice”) detailing the unsafe or unsound banking practices or violations of law or regulation relating to weaknesses in capital, asset quality, management, earnings, liquidity, sensitivity to market risk, and information technology alleged to have been committed by the Bank and of its right to a hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b)(1), and the FDIC’s Rules of Practice and Procedure (“Rules”), 12 C.F.R. Part 308, and has waived those rights.

2. The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices or any violations of law or regulation, hereby consents and agrees to the issuance of a Consent Order (“ORDER”) by the FDIC and the Commissioner in the form attached hereto. The Bank further stipulates and agrees that such ORDER shall become effective immediately upon issuance by the FDIC and the Commissioner and be fully enforceable by the FDIC pursuant to the provisions of section 8(i)(1) of the Act, 12 U.S.C. § 1818(i)(1), and the Rules, and by the Commissioner pursuant to of N.C. Gen. Stat. § 53-107.1, subject only to the conditions set forth in paragraph 3 of this STIPULATION.

3. In the event the FDIC accepts this STIPULATION and issues the ORDER, it is agreed that no action to enforce said ORDER in the United States District Court will be taken by the FDIC unless the Bank or any “institution-affiliated party”, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the ORDER.

4. The Bank hereby waives:

(a)	the receipt of a written Notice;

(b)	all defenses to the charges to be set forth in the Notice;

(c)	a hearing for the purpose of taking evidence regarding the allegations to be set forth in the Notice;

(d)	the filing of Proposed Findings of Fact and Conclusions of Law;

(e)	a Recommended Decision of an Administrative Law Judge; and

(f)	exceptions and briefs with respect to such Recommended Decision.

Dated: The 24th day of January, 2012.

FEDERAL DEPOSIT INSURANCE CORPORATION LEGAL DIVISION

BY:

/s/ Andrew B. Williams II
Andrew B. Williams II
Senior Regional Attorney

NORTH CAROLINA COMMISSIONER OF BANKS

BY:

/s/ Joseph A. Smith, Jr.
Joseph A. Smith, Jr.
Commissioner of Banks
State of North Carolina

ALLIANCE BANK & TRUST COMPANY
GASTONIA, NORTH CAROLINA

BY:

/s/ Kenneth C. Appling
Kenneth C. Appling

/s/ Kelvin C. Harris, M.D.
Kelvin C. Harris, M.D.

/s/ Susan J. Joyner
Susan J. Joyner

/s/ Jerry L. Kellar
Jerry L. Kellar

/s/ Gerald F. McSwain
Gerald F. McSwain

/s/ Wayne F. Shovelin
Wayne F. Shovelin

/s/ Carl J. Stewart, Jr.
Carl J. Stewart, Jr.

/s/ H. Gene Washburn, M.D.
H. Gene Washburn, M.D.

/s/ John H. Whaley
John H. Whaley

/s/ David W. White
David W. White

/s/ Jack R. Williams
Jack R. Williams

THE BOARD OF DIRECTORS

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